UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2016

DUKE ENERGY FLORIDA, LLC

(Exact Name of Registrant as Specified in its Charter)

Florida	001-3274	59-0247770
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation or Organization)	File Number)	Identification No.)

299 First Avenue North, St. Petersburg, Florida 33701

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 9, 2016, Duke Energy Florida, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated September 6, 2016 (the “Underwriting Agreement”), with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $600,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 3.40% Series due 2046 (the “Mortgage Bonds”).  The Mortgage Bonds were sold to the Underwriters at a discount to their principal amount. The Mortgage Bonds were issued under the Indenture, dated as of January 1, 1944, as amended and supplemented from time to time, including by the Fifty-Third Supplemental Indenture (the “Supplemental Indenture”), dated as of September 1, 2016, each between the Company and The Bank of New York Mellon, as successor Trustee, relating to the Mortgage Bonds (collectively, the “Mortgage”).  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Mortgage, the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-191462-04.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 4.1	Fifty-Third Supplemental Indenture, dated as of September 1, 2016, between the Company and The Bank of New York Mellon, as successor Trustee

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated September 6, 2016, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY FLORIDA, LLC

Date: September 9, 2016	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

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EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Fifty-Third Supplemental Indenture, dated as of September 1, 2016, between the Company and The Bank of New York Mellon, as successor Trustee

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated September 6, 2016, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein

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